Farm Bureau
                                       Financial Services

================================================================================



                                FBL VARIABLE INSURANCE
                                SERIES FUND

                                                                          [LOGO]
                                       ANNUAL REPORT
                                       DECEMBER 31, 1997

                                       INVESTMENT MANAGER AND
                                       PRINCIPAL UNDERWRITER

                                       FBL INVESTMENT ADVISORY
                                       SERVICES, INC.

                                       5400 UNIVERSITY AVENUE
                                       WEST DES MOINES, IA 50266

                                       1-800-247-4170 (OUTSIDE IOWA)
                                       1-800-422-3175 (IN IOWA)
                                             225-5586 (DES MOINES)




FARM BUREAU LIFE INSURANCE COMPANY    [LOGO]
FARM BUREAU MUTUAL FUNDS              FARM BUREAU
                                      FINANCIAL SERVICES
5400 UNIVERSITY AVENUE
WEST DES MOINES, IOWA 50266           LIVING BESIDE YOU. WORKING FOR YOU.

737-525 (97)
                                            This report is not to be distributed
                                            unless preceded or accompanied by a
                                            prospectus.

PRESIDENT'S LETTER


Dear Shareholder:

     For the recent year ended December 31, 1997, the total return of the S&P 500 was up 33.4%. This is a phenomenal amount by historic standards, given the 37.5% and 23.0% of the prior two years. The Dow Jones Industrial Average (DJIA) has also followed a very similar path over the past three years, although most of its 1997 gains were realized by just past mid-year. The DJIA hit a high of 8259 on August 6, and spent the duration of the year trading in a band from roughly 7500 to 8000, finishing the year at 7908.

     The year also saw the bond market producing substantial total returns as the benchmark 30-year Treasury rallied from a year-end 1996 yield of 6.64% to 5.92% by the end of 1997. (A bond's yield moves in the opposite direction from its price.) During the first quarter, yields rose over 7% as investors focused on the rapid amount of employment growth. But as the year progressed, that same employment growth failed to translate into visible signs of inflation. Later in the year, growing concern over the collapse of several Asian currencies fueled even larger gains in bond prices.

     The Federal Reserve has been relatively inactive since its one-quarter of 1% rate hike in March, and accordingly, the overall yield curve has flattened substantially. At the beginning of the year, the spread between 3-month bills and 30-year bonds was 1.45%. By year-end, that spread had collapsed to 0.58%.

     The seeming paradox of strong growth and benign inflation also continued during 1997. Even without the disinflationary, or possibly even deflationary, effects of the Asian crisis, domestic inflation has been very subdued. As measured by the Consumer Price Index, inflation was just 1.83% for the 12 months through November, 1997. This low level of inflation has surprised many forecasters since capacity utilization and unemployment point towards constraint. After all, the service sector comprises a much larger portion of our economic growth compared to 20 years ago, and cheap Asian goods will have much less impact on this portion of our economy.

     The equity and fixed-income markets remain somewhat at odds. The bond market appears to be priced for continued disinflation, yet the stock market is priced for rapid profit growth. If the situation in Asia leads to further disinflation, or deflation, in the U.S., corporate profits will likely be impaired. While this may be good for bond prices, it may well be harmful to stock prices. If the impact from Asia is more favorable and the U.S. economy continues to do well, bond prices are vulnerable.

     The fact is, either scenario is possible. If policy errors are made, the Asian slowdown could become a global event. If handled properly, it may prove to be a more localized phenomenon and less harmful to the U.S. Accordingly, we urge investors to focus their asset allocation decisions on longer-term historic norms and not on the shorter-term dynamics we have observed over the past few years. The crisis in Asia is a reminder that risk is the constant companion of return. Investors need to evaluate both their own tolerance for risk and the fundamental risk characteristics of the asset classes in which they invest.

     For the actively managed FBL Variable Insurance Series Fund Portfolios (those other than the passive Blue Chip Portfolio) we constantly assess the securities held to ensure that valuations are reasonable. In so doing, we seek to produce attractive risk-adjusted performance and create lasting value for our shareholders. The following paragraphs describe how we are currently striking balance between risk and potential return for the various Fund Portfolios:

     VALUE GROWTH: The longest bull market in history roared on last year, and to the surprise of stock market pundits, the year turned out to be much better than almost anyone expected. Of course, even the most daring market prognosticators did not stick their necks out and say, "Standard & Poor's Composite Index of 500 stocks will rise 33.4% over the next twelve months."

     Much of the rise in the overall stock market in the first half of the year was driven by technology stocks, which the Portfolio did not own in a meaningful way. The Value Growth Portfolio did not participate in the recent strength of the S&P 500 and large capitalization stocks. A key reason that we did not fully participate in the market's run-up is because of our long-stated strategy of low-risk investing. When matched against other portfolios, our Portfolio has historically turned in its best comparative performance when markets fall or are flat. And according to SALOMON SMITH BARNEY RESEARCH, the large capitalization stocks did much better than the smaller to mid-capitalization stocks.

     Small cap stocks (largely what the Value Growth Portfolio owns) are generally considered likely to provide higher returns than large cap stocks over periods of time, because small growth companies can sometimes grow into mighty WalMarts and provide spectacular returns. Our investments are almost evenly divided between stocks with market capitalization above and below a billion dollars. The range of our investments makes it difficult for those who track portfolios to pigeon hole the Value Growth Portfolio. We continue to carry cash reserves of approximately 30% and see our primary role as preserving the capital you have entrusted to us.

     We continue to believe that the growing disparity of performance between the large cap and small cap market sectors will reverse and our patience will be rewarded. Our equity holdings in the Value Growth Portfolio are still valued well below both the market and their intrinsic business value. Many of our smaller companies might prove to be attractive acquisitions in this merger-dominated market. We do not think that is the case with the "over-valued" and "over-owned" S&P 500. In fact, according to a recent report in BERNSTEIN
RESEARCH: "The risk of broad-based investor disappointments has rarely been higher."

     We are not economists, but inflation is low and the economy is growing at a modest rate. We are comfortable with what we own as we have a mix of good businesses at reasonable prices and out-of-favor stocks that will respond to any favorable news. We know we cannot predict short-, or even medium-term market movements, but we do know that if we are investing for our retirement or for our children's education, and if we can ignore the daily reports of boom or bust, we should be able to reach our goals over the long-term.

     Our goal for 1998 is to continue to seek out under-valued securities and increase the number of holdings from 25 to approximately 40. This should improve our risk profile. We intend to be invested in stocks that sell at a significant discount to their intrinsic business value. The FORBES February 9, 1998, issue contains an article entitled "The Wallflower Strategy," in which the Value Growth Portfolio of FBL Series Fund, Inc. (similar to the Variable Insurance Series Value Growth Portfolio) was spotlighted as one of the eight best buys in small-cap value funds as of December 30, 1997. Selections were based on expenses and risk-adjusted performance of portfolios with at least five years' experience and $50 million in assets.

     The article does a credible job of identifying the characteristics of growth and value philosophies, including the statement, "When growth stocks produce disappointment, they get hammered for both the disappointment and for losing their growth aura. If they do well, it's only what you have already paid for. With value stocks, most surprises are on the upside because nobody expects much from them." We will continue to adhere to our value strategy in an over-valued market.

     HIGH GRADE BOND: U.S. Treasury yields were noticeably lower at year-end. For example, the 2-year, 10-year and 30-year Treasury issues yielded 5.87%, 6.42% and 6.64%, respectively, as of December 31, 1996, and 5.64%, 5.74% and 5.92% as of December 31, 1997.

     During the twelve-month period, the Portfolio slightly increased its effective duration. This increase will make its total return more sensitive to overall changes in interest rates. However, our effective duration and sensitivity to overall changes in interest rates is still lower than more aggressive high grade bond portfolios. Because of this, our future returns should continue to lag those of more aggressive portfolios in both up and down markets.

     HIGH YIELD BOND: During the past twelve months, the high yield bond market outperformed the high grade corporate bond market. Fundamental and technical factors both contributed favorably to this market's performance during this period. On the fundamental side, an overall healthy economy and improvement in overall market credit quality resulted in a very low rate of actual defaults in the high yield market. On the technical side, strong demand for high yield issues allowed the market to easily absorb new issuance.

     At the present time, the yield pick-up on high yield issues is near historically low levels, which means there is little cushion to absorb any potential negative surprises that may occur in this market. Because of this, we feel a more aggressive stance is not prudent at this time, and the composition of the Portfolio will probably not be dramatically altered going forward.

     MANAGED: The Managed Portfolio continues to seek securities offering high income with modest growth potential which is evidenced by its high ratio of net income to average net assets, or yield, as compared to the S&P 500 for the last six years:

                                 MANAGED      S&P 500
                                 -------      -------

                      1997        4.94%        2.11%
                      1996        4.73%        2.54%
                      1995        5.80%        2.91%
                      1994        6.23%        2.82%
                      1993        6.23%        2.83%
                      1992        7.00%        3.03%

     This Portfolio uses a value philosophy, but concentrates on securities that produce an income stream twice that of the S&P 500, which is currently yielding a mere 1.6%. We continue to achieve higher income by investing in a mixture of high dividend-paying stocks, preferreds, convertibles and corporate bonds.

     We have added to our convertible securities in the energy area. The recent sell-off in energy stocks, due to the drop in the price of oil, does not accurately reflect the world's long-term demand for oil and gas. We have taken advantage of these depressed prices and purchased convertibles in the oil service sector, notably Parker Drilling, EVI, Inc., Diamond Offshore Drilling and Halter Marine. The income yields of 3 - 6% on these convertibles should afford reasonable downside protection, while giving us an opportunity to participate on the upside as the current negativism hanging over the industry dissipates. We remain alert for opportunities.

     The February 2, 1998, BUSINESS WEEK article, entitled "The Best Mutual Funds," lists the Managed Portfolio of FBL Series Fund, Inc. (similar to the Variable Insurance Series Managed Portfolio) as one of the equity mutual funds having made the "A" list for delivering the best risk-adjusted returns over the past five years (as of December 31, 1997). The article:

     * Recognizes that the market has become riskier and highlights those funds that take management of volatility, as well as performance, into consideration. This approach is preferred as compared to simply considering returns.

     * Contains a list featuring all equity funds grouped together to include domestic hybrid (Managed is classified this way), as well as small- and large-cap stocks. It is important to keep in mind that the five-year time period reviewed was one from a very strong equity market. We are pleased that the media and investing public are embracing the concept of risk adjusted returns.

     MONEY MARKET: Money market rates have remained stable due to the inactivity by the Federal Open Market Committee (FOMC) on the Fed funds rate. In March, the rate was raised .25% to 5.50% because the FOMC felt the U.S. economy was very strong and tending toward inflationary. However, inflationary measures during the year were low, despite low unemployment and strong capacity utilization. Spreads between long-term rates and short-term rates declined as long-term investors bought bonds. The Portfolio continues to invest in commercial paper from high-grade corporations, discount notes from federal agencies and U.S. Treasury obligations with an average days to maturity of 30-60 days.

     BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past year has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will, at all times, remain substantially invested in common stocks of large companies. This Portfolio is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.



                                             /s/ Edward M. Wiederstein

                                             EDWARD M. WIEDERSTEIN
                                             PRESIDENT


February 18, 1998

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


VALUE GROWTH PORTFOLIO


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE VALUE GROWTH PORTFOLIO AND S&P 500


[GRAPH OMITTED]

Portfolio:                           Stock Index:
Value Growth Portfolio               S&P 500 Stock Composite Index

1987 - $10,000                       1987 - $10,000
1988 - $11,365                       1988 - $11,681
1989 - $12,630                       1989 - $15,359
1990 - $13,217                       1990 - $14,872
1991 - $15,138                       1991 - $19,415
1992 - $16,720                       1992 - $20,905
1993 - $21,268                       1993 - $22,993
1994 - $20,326                       1994 - $23,294
1995 - $25,585                       1995 - $32,014
1996 - $30,101                       1996 - $39,399
1997 - $31,997                       1997 - $52,558


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


Average Annual Total Return
1 Year                            5 Year                            10 Year
6.30%                             13.86%                            12.33%


     For the twelve-month period ended December 31, 1997, the total return for the Value Growth Portfolio was 6.30% compared to the 33.40% total return (income and price appreciation) produced by the S&P 500 Stock Composite Index. We are disappointed in the relative and absolute performance of the Portfolio, as its returns were diminished by the holding of cash reserves, which were 27.6% at December 31, 1996, and remained relatively high during the year. Also, the disappointing performance of Pall Corp, Reliance Acceptance, Citizens Utilities and Agnico Eagle Mines, Ltd. restrained performance. The Value Growth Portfolio remained heavily weighted in smaller capitalization stocks which have been somewhat left behind by the recent market advance. We continue to believe that both the fundamental financial characteristics of the Portfolio differ significantly from the popular stock market indices, and patient investors who own stocks which sell at a discount to their intrinsic business value will be amply rewarded over time.

HIGH GRADE BOND PORTFOLIO


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
    HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND AGGREGATE INDEX


[GRAPH OMITTED]

Portfolio:                           Stock Index:
High Grade Bond Portfolio            Lehman Brothers Mutual Fund Aggregate Index

1987 - $10,000                       1987 - $10,000
1988 - $10,708                       1988 - $10,788
1989 - $12,072                       1989 - $12,355
1990 - $13,141                       1990 - $13,461
1991 - $15,298                       1991 - $15,615
1992 - $16,583                       1992 - $16,774
1993 - $18,032                       1993 - $18,409
1994 - $17,986                       1994 - $17,871
1995 - $20,550                       1995 - $21,172
1996 - $21,771                       1996 - $21,941
1997 - $24,001                       1997 - $24,058


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


Average Annual Total Return
1 Year                            5 Year                            10 Year
10.24%                            7.68%                             9.15%


     During the twelve-month period ended December 31, 1997, the High Grade Bond Portfolio outperformed the Lehman Brothers Mutual Fund Aggregate Index, as reflected by the 10.24% total return produced by the Portfolio versus the 9.65% return produced by the Index. The Portfolio maintains a larger percentage of its investments in corporate bonds than the Index, and during the year, the high grade corporate bond market tended to outperform the treasury and mortgage-backed markets.

HIGH YIELD BOND PORTFOLIO


   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH YIELD BOND
      PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND CORPORATE/HIGH YIELD INDEX


[GRAPH OMITTED]

Portfolio:                           Stock Index:
High Yield Bond Portfolio            Lehman Brothers Mutual Fund Corporate/High
                                     Yield Index

1987 - $10,000                       1987 - $10,000
1988 - $11,193                       1988 - $10,955
1989 - $12,097                       1989 - $12,327
1990 - $12,179                       1990 - $13,004
1991 - $15,526                       1991 - $15,689
1992 - $17,605                       1992 - $17,154
1993 - $20,420                       1993 - $19,357
1994 - $20,214                       1994 - $18,689
1995 - $23,276                       1995 - $22,750
1996 - $26,221                       1996 - $23,819
1997 - $29,385                       1997 - $26,377


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


Average Annual Total Return
1 Year                            5 Year                            10 Year
12.07%                            10.79%                            11.38%


     For the twelve-month period ended December 31, 1997, the 12.07% total return produced by the High Yield Bond Portfolio was greater than the 10.74% return produced by the Lehman Brothers Mutual Fund Corporate/High Yield Index. The Portfolio maintains a larger percentage of its investments in high yield bonds than the Index, and during the year, the high yield market tended to outperform the high grade corporate bond market.

MANAGED PORTFOLIO


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                          MANAGED PORTFOLIO AND S&P 500


[GRAPH OMITTED]

Portfolio:                           Stock Index:
Managed Portfolio                    S&P 500 Stock Composite Index

1987 - $10,000                       1987 - $10,000
1988 - $10,794                       1988 - $11,681
1989 - $11,750                       1989 - $15,359
1990 - $12,707                       1990 - $14,872
1991 - $14,320                       1991 - $19,415
1992 - $16,570                       1992 - $20,905
1993 - $20,334                       1993 - $22,993
1994 - $19,326                       1994 - $23,294
1995 - $24,291                       1995 - $32,014
1996 - $28,514                       1996 - $39,399
1997 - $31,557                       1997 - $52,558


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


Average Annual Total Return
1 Year                            5 Year                            10 Year
10.67%                            13.75%                            12.18%


     The Managed Portfolio is an asset allocation portfolio, with an emphasis on income, and will not likely mirror any particular index (equity or fixed-income) over time.

     For the twelve-month period ended December 31, 1997, the total return for the Managed Portfolio was 10.67% compared to the 33.40% total return (income and price appreciation) produced by the S&P 500 Stock Composite Index. We are disappointed with both the relative and absolute performance of the Portfolio, as the Portfolio has emphasized securities producing current income and moderate growth potential, maintaining a majority of its assets in convertible preferred stocks.

     The Managed Portfolio performance was held back by the disappointing performance of the larger holdings: Citizen's Utilities, Pall Corp. and Agnico Eagle. These companies all have attractive long-term outlooks, so we continue to hold them as we believe we will be amply rewarded from their current levels. The Portfolio's banking convertibles were exchanged into common stock that did not produce income, so they were liquidated. The Kaman convertible preferred, Sea Containers convertible preferred and Montana Power securities performed well in addition to providing attractive income.

     The Managed Portfolio will continue to seek out high income securities, concentrating on convertibles in the energy and oil service sector. We believe this is an attractive area for long term growth.

BLUE CHIP PORTFOLIO


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                         BLUE CHIP PORTFOLIO AND S&P 500


[GRAPH OMITTED]

Portfolio:                           Stock Index:
Blue Chip Portfolio                  S&P 500 Stock Composite Index

1990 - $10,000                       1990 - $10,000
1990 - $10,902                       1990 - $10,936
1991 - $13,976                       1991 - $14,276
1992 - $15,427                       1992 - $15,371
1993 - $17,643                       1993 - $16,906
1994 - $18,110                       1994 - $17,128
1995 - $24,052                       1995 - $23,539
1996 - $29,206                       1996 - $28,969
1997 - $37,211                       1997 - $38,645


* THE PORTFOLIO COMMENCED OPERATIONS OCTOBER 15, 1990.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


AVERAGE ANNUAL TOTAL RETURN
1 Year                            5 Year                  *Life of Portfolio
27.41%                            19.25%                         19.53%


     The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 40 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and S&P 500 Stock Composite Index. As is apparent from the line graph, the performance of the Blue Chip Portfolio, adjusted for expenses, was similar to that of the S&P 500 Composite Index for the twelve-month period ended December 31, 1997.

                 (This page has been left blank intentionally.)

FBL VARIABLE INSURANCE SERIES FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                            HIGH
                                                                     VALUE GROWTH        GRADE BOND
                                                                       PORTFOLIO         PORTFOLIO
                                                                     ------------       -----------
ASSETS
Investments in securities, at value (cost -- $43,379,666;
 $5,057,603; $8,154,644; $43,695,695; $5,257,094;
 and $23,742,642, respectively) ................................     $ 44,291,689       $ 5,274,612
Cash ...........................................................                             29,578
Accrued dividends and interest receivable ......................           90,356            78,178
Prepaid expense ................................................              139                16
                                                                     ------------       -----------
Total Assets ...................................................     $ 44,382,184       $ 5,382,384
                                                                     ============       ===========
LIABILITIES AND NET ASSETS
Liabilities:
 Net outstanding redemptions in excess of bank balance .........     $    475,766
 Investment securities purchased ...............................          428,670
 Accrued expenses ..............................................           11,827       $     8,004
                                                                     ------------       -----------
Total Liabilities ..............................................          916,263             8,004
Net assets applicable to shares of beneficial interest .........       43,465,921         5,374,380
                                                                     ------------       -----------
Total Liabilities and Net Assets ...............................     $ 44,382,184       $ 5,382,384
                                                                     ============       ===========
Shares issued and outstanding as of December 31, 1997 ..........        3,455,865           531,552
NET ASSET VALUE PER SHARE ......................................     $      12.58       $     10.11
                                                                     ============       ===========

SEE ACCOMPANYING NOTES.


      HIGH
   YIELD BOND          MANAGED        MONEY MARKET        BLUE CHIP
   PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
  -----------       ------------      ------------      ------------

  $ 8,464,580       $ 45,192,582      $ 5,257,094       $ 31,909,417
        6,174                             820,068
      160,640            215,197           10,181             46,195
           27                130               17                 77
  -----------       ------------      -----------       ------------
  $ 8,631,421       $ 45,407,909      $ 6,087,360       $ 31,955,689
  ===========       ============      ===========       ============


                    $    339,853                        $     78,147
                         108,875
  $     8,175             10,420      $     9,843             12,617
  -----------       ------------      -----------       ------------
        8,175            459,148            9,843             90,764
    8,623,246         44,948,761        6,077,517         31,864,925
  -----------       ------------      -----------       ------------
  $ 8,631,421       $ 45,407,909      $ 6,087,360       $ 31,955,689
  ===========       ============      ===========       ============
      844,823          3,581,522        6,077,517          1,027,703
  $     10.21       $      12.55      $      1.00       $      31.01
  ===========       ============      ===========       ============


FBL VARIABLE INSURANCE SERIES FUND
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

                                                                                     HIGH
                                                                VALUE GROWTH      GRADE BOND
                                                                  PORTFOLIO       PORTFOLIO
                                                                ------------      ----------
INVESTMENT INCOME
Dividends ....................................................   $  385,906        $  7,150
Interest .....................................................      686,921         308,141
                                                                 ----------        --------
Total Investment Income ......................................    1,072,827         315,291

EXPENSES
Paid to FBL Investment Advisory Services, Inc.:
 Investment advisory and management fees .....................      168,315          12,594
 Accounting fees .............................................       18,143           2,099
Custodial fees ...............................................        6,187           3,023
Legal fees ...................................................        2,071             253
Audit fees. ..................................................        5,750           5,200
Reports to shareholders ......................................        5,649             641
Trustees' fees and expenses ..................................        1,742             211
Insurance and bonds. .........................................        1,271             152
Miscellaneous ................................................        1,684               8
                                                                 ----------        --------
Total Expenses ...............................................      210,812          24,181
Expense reimbursement ........................................      (14,093)         (2,294)
                                                                 ----------        --------
Net Expenses .................................................      196,719          21,887
                                                                 ----------        --------
Net Investment Income ........................................      876,108         293,404

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain from investment transactions ...............    2,628,392           9,918
Change in unrealized appreciation/depreciation of
 investments .................................................   (1,441,898)        122,117
                                                                 ----------        --------
Net Gain on Investments ......................................    1,186,494         132,035
                                                                 ----------        --------
Net Increase in Net Assets Resulting from Operations .........   $2,062,602        $425,439
                                                                 ==========        ========

SEE ACCOMPANYING NOTES.


    HIGH
 YIELD BOND       MANAGED       MONEY MARKET     BLUE CHIP
  PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
 ----------     ----------      ------------     ---------

  $ 20,217      $  805,108                      $  387,383
   573,769       1,129,313        $218,543         117,093
  --------      ----------        --------      ----------
   593,986       1,934,421         218,543         504,476



    32,916         168,689          10,533          47,121
     3,548          17,701           1,988          11,780
     3,359           4,703           4,655           6,576
       301           2,052             195             410
     5,200           5,750           5,200           5,250
     1,116           5,489             601           3,828
       357           1,687             210           1,047
       285           1,195             157             700
         5              24               8              42
  --------      ----------        --------      ----------
    47,087         207,290          23,547          76,754
    (5,819)        (17,771)         (2,912)
  --------      ----------        --------      ----------
    41,268         189,519          20,635          76,754
  --------      ----------        --------      ----------
   552,718       1,744,902         197,908         427,722



    64,050       1,646,469                          17,242
   208,688         106,045                       4,627,295
  --------      ----------        --------      ----------
   272,738       1,752,514               0       4,644,537
  --------      ----------        --------      ----------
  $825,456      $3,497,416        $197,908      $5,072,259
  ========      ==========        ========      ==========


FBL VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          VALUE GROWTH
                                                                            PORTFOLIO
                                                                 ------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                     1997               1996
                                                                 -----------       ------------
OPERATIONS
Net investment income ........................................   $   876,108       $   561,144
Net realized gain from investment transactions ...............     2,628,392         1,943,065
Change in unrealized appreciation/depreciation
 of investments ..............................................    (1,441,898)        1,119,424
                                                                 ------------      ------------
Net Increase in Net Assets Resulting from Operations .........     2,062,602         3,623,633

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income ........................................      (869,530)         (562,374)
Net realized gain from investment transactions ...............    (2,981,975)       (1,972,997)
Distributions in excess of net realized gain from
 investment transactions .....................................      (456,979)
                                                                 ------------      ------------
                                                                  (4,308,484)       (2,535,371)

CAPITAL SHARE TRANSACTIONS ...................................    18,523,352         9,804,958
                                                                 ------------      ------------
Total Increase in Net Assets .................................    16,277,470        10,893,220

NET ASSETS
Beginning of year ............................................    27,188,451        16,295,231
                                                                 ------------      ------------
End of year (including undistributed
 net investment income as set forth below) ...................   $43,465,921       $27,188,451
                                                                 ============      ============
Undistributed Net Investment Income ..........................   $     8,310       $     1,732
                                                                 ============      ============

SEE ACCOMPANYING NOTES.


           HIGH                            HIGH
        GRADE BOND                       YIELD BOND
         PORTFOLIO                       PORTFOLIO
 --------------------------      --------------------------
   YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
    1997            1996            1997            1996
 ----------      ----------      ----------      ----------

 $  293,404      $  240,646      $  552,718      $  452,108
      9,918          10,639          64,050          61,503

    122,117         (60,696)        208,688         127,569
 ----------      ----------      ----------      ----------
    425,439         190,589         825,456         641,180



   (293,404)       (240,646)       (552,718)       (452,108)
                                    (52,004)        (67,895)


 ----------      ----------      ----------      ----------
   (293,404)       (240,646)       (604,722)       (520,003)

  1,707,790         376,216       2,473,420         997,822
 ----------      ----------      ----------      ----------
  1,839,825         326,159       2,694,154       1,118,999


  3,534,555       3,208,396       5,929,092       4,810,093
 ----------      ----------      ----------      ----------

 $5,374,380      $3,534,555      $8,623,246      $5,929,092
 ==========      ==========      ==========      ==========
 $        0      $        0      $        0      $        0
 ==========      ==========      ==========      ==========


FBL VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             MANAGED
                                                                            PORTFOLIO
                                                                 -----------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                     1997              1996
                                                                 -----------       -----------
OPERATIONS
Net investment income ........................................   $ 1,744,902       $   948,652
Net realized gain from investment transactions ...............     1,646,469         1,834,462
Change in unrealized appreciation/depreciation
 of investments ..............................................       106,045           488,900
                                                                 ------------      ------------
Net Increase in Net Assets Resulting from Operations .........     3,497,416         3,272,014

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income ........................................    (1,727,782)         (950,234)
Net realized gain from investment transactions ...............    (2,130,931)       (1,605,895)
Distributions in excess of net realized gain from
 investment transactions .....................................
                                                                 ------------      ------------
                                                                  (3,858,713)       (2,556,129)

CAPITAL SHARE TRANSACTIONS ...................................    19,287,783        10,819,073
                                                                 ------------      ------------
Total Increase in Net Assets .................................    18,926,486        11,534,958

NET ASSETS
Beginning of year ............................................    26,022,275        14,487,317
                                                                 ------------      ------------
End of year (including undistributed
 net investment income as set forth below) ...................   $44,948,761       $26,022,275
                                                                 ============      ============
Undistributed Net Investment Income . ........................   $    18,951       $     1,831
                                                                 ============      ============

SEE ACCOMPANYING NOTES.


         MONEY MARKET                       BLUE CHIP
          PORTFOLIO                         PORTFOLIO
 --------------------------      ------------------------------
   YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
    1997            1996             1997               1996
 ----------      ----------      -----------        -----------

 $  197,908      $  151,720      $   427,722        $   198,794
                                      17,242             69,879

                                   4,627,295          1,709,516
 ----------      ----------      -----------        -----------
    197,908         151,720        5,072,259          1,978,189



   (197,908)       (151,720)        (426,904)          (198,208)
                                     (14,230)           (69,445)


 ----------      ----------      -----------        -----------
   (197,908)       (151,720)        (441,134)          (267,653)

  2,258,256         660,688       12,740,683          6,117,777
 ----------      ----------      -----------        -----------
  2,258,256         660,688       17,371,808          7,828,313


  3,819,261       3,158,573       14,493,117          6,664,804
 ----------      ----------      -----------        -----------

 $6,077,517      $3,819,261      $31,864,925        $14,493,117
 ==========      ==========      ===========        ===========
 $        0      $        0      $     2,145        $     1,327
 ==========      ==========      ===========        ===========


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                              SHARES
                                                               HELD          VALUE
                                                            ----------    -----------
COMMON STOCKS (58.10%)
----------------------
 CHEMICALS AND ALLIED PRODUCTS (1.52%)
 R.P. Scherer Corp. .................................        10,850(1)    $   661,850
 COMMUNICATIONS (2.15%)
 DSC Communications .................................        39,000(1)        936,000
 ELECTRIC, GAS AND SANITARY SERVICES (8.22%)
 Citizens Utilities Co., Class B ....................        88,711(1)        853,843
 Matrix Service Co. .................................       296,100(1)      2,720,419
                                                                          -----------
                                                                            3,574,262

 ELECTRICAL AND OTHER ELECTRIC EQUIPMENT (6.75%)
 Applied Materials, Inc. ............................        60,000(1)      1,807,500
 Novell Inc. ........................................       150,000(1)      1,125,000
                                                                          -----------
                                                                            2,932,500

 FURNITURE AND FIXTURES (0.43%)
 Ladd Furniture, Inc. ...............................        12,346(1)        185,190
 HEALTH SERVICES (3.34%)
 Weyerhauser Co. ....................................        30,000         1,451,250
 INSTRUMENTS & RELATED PRODUCTS (9.71%)
 Allied Healthcare Products .........................       126,790           982,623
 Pall Corp. .........................................        94,575         1,956,520
 U.S. Surgical Corp. ................................        43,920         1,281,915
                                                                          -----------
                                                                            4,221,058

 INSURANCE CARRIERS (1.20%)
 Acceptance Insurance Group Companies, Inc. .........        21,650(1)        523,659
 METAL MINING (1.20%)
 Glamis Gold, Ltd. ..................................       142,100           523,993
 MISCELLANEOUS MANUFACTURING INDUSTRIES (5.21%)
 W.H. Brady Co., Class A ............................        73,000         2,263,000
 NONDEPOSITORY INSTITUTIONS (0.53%)
 Berkshire Hathaway, Inc. ...........................             5(1)        230,000
 OIL AND GAS EXTRACTION (7.25%)
 Apache Corp. .......................................        30,000         1,051,875
 Burlington Resources Inc. ..........................        30,000         1,344,375
 Pride International ................................        30,000           757,500
                                                                          -----------
                                                                            3,153,750

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                             SHARES
                                                              HELD            VALUE
                                                           ----------      -----------
 PAPER AND ALLIED PRODUCTS (5.30%)
 Bemis Co. Inc. ......................................         15,000      $   660,938
 Minnesota Mining and Manufacturing Co. ..............         20,000        1,641,250
                                                                           -----------
                                                                             2,302,188

 PRINTING & PUBLISHING (1.81%)
 Belo (A.H.) Corp. ...................................         14,000          785,750
 WHOLESALE TRADE -- DURABLE GOODS (2.33%)
 TBC Corp. ...........................................        106,000(1)     1,013,625
 WHOLESALE TRADE -- NONDURABLE GOODS (1.15%)
 Howell Corp. ........................................         28,770          498,080
                                                                           -----------
Total Common Stocks ..................................                      25,256,155
PREFERRED STOCK (3.38%)
-----------------------
 WATER TRANSPORTATION
 Sea Containers, Ltd., Convertible ...................         26,320        1,467,340

                                                            PRINCIPAL
                                                             AMOUNT
                                                           ----------
CORPORATE BOND (1.36%)
----------------------
 GOLD AND SILVER ORES
 Agnico-Eagle Mines, Ltd., Convertible Sub. Deb.,
  3.50%, due 1/27/04 .................................     $1,000,000          590,000
SHORT-TERM INVESTMENTS (39.06%)
-------------------------------
 COMMERCIAL PAPER (22.89%)
 American General Finance Corp., due 1/30/98 .........        725,000          725,000
 American General Finance Corp., due 2/02/98 .........      1,250,000        1,250,000
 Ford Motor Credit Corp., due 1/09/98 ................      1,550,000        1,550,000
 General Electric Capital Corp., due 1/16/98 .........      2,150,000        2,150,000
 IBM Credit Corp., due 2/03/98 .......................      2,100,000        2,100,000
 John Deere Capital Corp., due 1/07/98 ...............      1,175,000        1,175,000
 Norwest Financial, Inc., due 1/13/98 ................      1,000,000        1,000,000
                                                                           -----------
                                                                             9,950,000
 MONEY MARKET MUTUAL FUND (5.02%)
 Dreyfus Treasury Cash Management, Class A ...........      2,181,430        2,181,430


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                        AMOUNT          VALUE
                                                                     ----------      -----------
 UNITED STATES GOVERNMENT AGENCIES (11.15%)
 Federal Home Loan Mortgage Corp., due 1/23/98 ...................   $ 600,000       $   597,915
 Federal National Mortgage Assoc., due 1/07/98 ...................     900,000           899,190
 Federal National Mortgage Assoc., due 2/18/98 ...................   3,375,000         3,349,659
                                                                                     -----------
                                                                                       4,846,764
                                                                                     -----------
Total Short-Term Investments .....................................                    16,978,194
                                                                                     -----------
Total Investments (101.90%) ......................................                    44,291,689
OTHER ASSETS LESS LIABILITIES (-1.90%)
--------------------------------------
 Cash, receivables and prepaid expense, less liabilities .........                      (825,768)
                                                                                     -----------
Total Net Assets (100.00%) .......................................                   $43,465,921
                                                                                     ===========

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
DECEMBER 31, 1997

                                                                         SHARES
                                                                          HELD            VALUE
                                                                       ---------       -----------
PREFERRED STOCK (3.83%)
-----------------------
 New Plan Realty ................................................          4,000       $   206,080

                                                                       PRINCIPAL
                                                                         AMOUNT
                                                                       ---------
CORPORATE BONDS (59.14%)
------------------------
 COMMUNICATIONS (6.09%)
 Comcast Cable Communications, Inc., 8.50%, due 5/01/27 .........      $ 150,000           175,125
 New York Telephone Co., 7.75%, due 12/15/06 ....................        150,000           152,214
                                                                                       -----------
                                                                                           327,339
 DEPOSITORY INSTITUTIONS (5.83%)
 J. P. Morgan & Co., 7.25%, due 10/01/10 ........................        150,000           150,047
 Midland America Capital Corp., 12.75%, due 11/15/03 ............        155,000           163,567
                                                                                       -----------
                                                                                           313,614
 ELECTRIC, GAS AND SANITARY SERVICES (19.74%)
 Narragansett Electric Co., 9.125%, due 5/01/21 .................        300,000           341,283
 New England Power Co., 8.00%, due 8/01/22 ......................        150,000           164,541
 Oglethorpe Power., 6.974%, due 6/30/11 .........................        400,000           406,008
 Western Penn Power, 7.875%, due 12/01/04 .......................        140,000           149,009
                                                                                       -----------
                                                                                         1,060,841
 HOLDING AND OTHER INVESTMENT OFFICES (4.92%)
 Federal Realty Investment Trust, 8.875%, due 1/15/00 ...........        100,000           105,049
 Meditrust, 7.60%, due 9/13/05 ..................................        150,000           159,198
                                                                                       -----------
                                                                                           264,247
 INSURANCE CARRIERS (2.19%)
 Torchmark Corp., 8.625%, due 3/01/17 ...........................        113,000           117,712
 NONDEPOSITORY INSTITUTIONS (3.80%)
 Household Finance Co., 7.30%, due 7/30/12 ......................        200,000           204,338
 PRINTING AND PUBLISHING (2.09%)
 Valassis Communications, Inc., 9.55%, due 12/01/03 .............        100,000           112,153
 RAILROAD TRANSPORTATION (2.91%)
 Union Pacific Corp., 8.50%, due 1/15/17 ........................        150,000           156,198
 RETAIL SERVICES (6.12%)
 J.C. Penney & Co., 8.25%, due 8/15/22 ..........................        300,000           328,833
 SECURITY AND COMMODITY BROKERS (1.90%)
 Lehman Brothers Holding, Inc., 8.875%, due 11/01/98 ............        100,000           102,256
 TRANSPORTATION EQUIPMENT (3.55%)
 Ford Motor Credit Co., 9.50%, due 9/15/11 ......................        150,000           190,980
                                                                                       -----------
Total Corporate Bonds ...........................................                        3,178,511


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                                     PRINCIPAL
                                                                       AMOUNT        VALUE
                                                                     ---------    -----------
MORTGAGE-BACKED SECURITIES (11.36%)
-----------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA) (0.87%)
 Pool # 50276, 9.50%, due 2/01/20 ................................   $43,156      $    46,540
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA) (10.49%)
 Pool # 1512, 7.50%, due 12/20/23 ................................   381,366          390,664
 Pool # 236070, 10.00%, due 10/15/12 .............................    84,591           92,178
 Pool # 276337, 10.00%, due 8/15/19 ..............................    73,146           81,078
                                                                                  -----------
                                                                                      563,920
                                                                                  -----------
Total Mortgage-Backed Securities .................................                    610,460

UNITED STATES TREASURY OBLIGATION (8.05%)
-----------------------------------------
 U.S. Treasury Note, 7.25%, due 8/15/04 ..........................   400,000          432,544
SHORT-TERM INVESTMENTS (15.76%)
-------------------------------
 UNITED STATES GOVERNMENT AGENCIES
 Federal Home Loan Mortgage Corp., due 1/05/98 ...................   200,000          199,873
 Federal Home Loan Mortgage Corp., due 2/20/98 ...................   250,000          248,040
 Federal National Mortgage Assoc., due 1/15/98 ...................   400,000          399,104
                                                                                  -----------
Total Short-Term Investments .....................................                    847,017
                                                                                  -----------
Total Investments (98.14%) .......................................                  5,274,612
OTHER ASSETS LESS LIABILITIES (1.86%)
-------------------------------------
 Cash, receivables and prepaid expense, less liabilities .........                     99,768
                                                                                  -----------
Total Net Assets (100.00%) .......................................                $ 5,374,380
                                                                                  ===========

SEE ACCOMPANYING NOTES.

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

                                                                    PRINCIPAL
                                                                      AMOUNT        VALUE
                                                                    ---------    -----------
CORPORATE BONDS (80.19%)
------------------------
 AMUSEMENT AND RECREATION SERVICES (3.06%)
 AMF Group, Inc., 10.875%, due 3/15/06 ..........................   $240,000     $   264,000
 APPAREL AND ACCESSORY STORES (1.21%)
 Genesco, Inc., 10.375%, due 2/01/03 . ..........................    100,000         104,500
 APPAREL AND OTHER TEXTILE PRODUCTS (4.32%)
 Dan River, Inc., 10.125%, due 12/15/03 .........................    200,000         213,500
 Fieldcrest Cannon, Inc., 11.25%, due 6/15/04 . .................    150,000         159,375
                                                                                 -----------
                                                                                     372,875
 AUTO REPAIR, SERVICES AND PARKING (1.04%)
 Envirotest Systems Corp., 9.625%, due 4/01/03 . ................    100,000          89,500
 BUSINESS SERVICES (1.80%)
 Borg-Warner Corp., 9.125%, due 5/01/03 .........................    150,000         155,250
 COMMUNICATIONS (4.06%)
 Comcast Cable Communications, Inc., 8.50%, due 5/01/27 .........    300,000         350,250
 DEPOSITORY INSTITUTIONS (2.89%)
 First Bank N.A., 6.25%, due 8/15/05 ............................    250,000         248,983
 ELECTRIC, GAS AND SANITARY SERVICES (23.99%)
 Cleveland Electric, 8.37%, due 2/01/11 .........................    400,000         411,500
 Montana Power Co., 7.50%, due 1/01/98 ..........................     94,000          94,101
 Narragansett Electric Co., 9.125%, due 5/01/21 .................    500,000         568,805
 New England Power Co., 8.00%, due 8/01/22 ......................    200,000         219,388
 Niagara Mohawk Power, 7.875%, due 4/01/24 ......................    400,000         402,768
 Waterford 3 Nuclear Power Plant (Entergy Louisiana, Inc.),
  8.09%, due 1/02/17 ............................................    350,000         372,169
                                                                                 -----------
                                                                                   2,068,731
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (2.99%)
 Advanced Micro Devices, Inc., 11.00%, due 8/01/03 ..............    240,000         257,700
 FOOD STORES (3.74%)
 P&C Food Markets, Inc., 11.50%, due 10/15/01 ...................    150,000         140,250
 Penn Traffic Co., 10.25%, due 2/15/02 ..........................    200,000         182,000
                                                                                 -----------
                                                                                     322,250
 FURNITURE AND HOMEFURNISHINGS STORES (2.32%)
 MacSaver Financial Services, Inc. (Guaranteed by Heilig-Meyers
  Company), 7.40%, due 2/15/02 ..................................    200,000         199,616


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                                                PRINCIPAL
                                                                                  AMOUNT           VALUE
                                                                                ---------       -----------
 GENERAL MERCHANDISE STORES (2.56%)
 Federated Department Stores, Inc., 10.00%, due 2/15/01 .................       $  200,000      $   220,354
 HOLDING AND OTHER INVESTMENT OFFICES (4.12%)
 SUSA Partnership, L.P., 8.20%, due 6/01/17 .............................          325,000          355,358
 INSURANCE CARRIERS (2.17%)
 Torchmark Corp., 8.625%, due 3/01/17 ...................................          180,000          187,506
 LUMBER AND WOOD PRODUCTS (5.37%)
 Georgia-Pacific Corp., 9.875%, due 11/01/21 ............................          225,000          256,010
 Pacific Lumber Co., 10.50%, due 3/01/03 ................................          200,000          207,000
                                                                                                -----------
                                                                                                    463,010
 MISCELLANEOUS RETAIL (2.56%)
 Eckerd Corp., 9.25%, due 2/15/04 .......................................          205,000          220,603
 OIL AND GAS EXTRACTION (1.23%)
 Dawson Production Services, Inc., 9.375%, due 2/01/07 ..................          100,000          105,875
 PAPER AND ALLIED PRODUCTS (2.52%)
 Container Corp. of America, 9.75%, due 4/01/03 .........................          200,000          217,000
 RETAIL SERVICE (3.81%)
 J.C. Penney & Co, 8.25%, due 8/15/22 ...................................          300,000          328,833
 RUBBER AND MISCELLANEOUS PLASTICS
  PRODUCTS (2.53%)
 Plastic Specialties & Technologies, Inc., 11.25%, due 12/01/03 .........          200,000          218,250
 STONE, CLAY AND GLASS PRODUCTS (1.90%)
 USG Corp., 9.25%, due 9/15/01 ..........................................          150,000          164,062
                                                                                                -----------
Total Corporate Bonds ...................................................                         6,914,506

                                                                                  SHARES
                                                                                   HELD
                                                                                ----------
COMMON STOCK (0.73%)
--------------------
 TEXTILE MILL PRODUCTS
 Bibb Company (The) .....................................................            7,490(1)        62,729
PREFERRED STOCKS (5.70%)
------------------------
 DEPOSITORY INSTITUTIONS
 CFB Capital I, 8.875% Cumulative Capital Securites .....................            5,000          131,250
 New Plan Realty Trust ..................................................            7,000          360,640
                                                                                                -----------
Total Preferred Stocks ..................................................                           491,890


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                                    PRINCIPAL
                                                                      AMOUNT        VALUE
                                                                    ---------    -----------
SHORT-TERM INVESTMENTS (11.54%)
-------------------------------
 UNITED STATES GOVERNMENT AGENCIES
 Federal Home Loan Bank, due 2/11/98 ............................   $550,000     $   546,466
 Federal National Mortgage Assoc., due 1/15/98 ..................    450,000         448,989
                                                                                 -----------
Total Short-Term Investments ....................................                    995,455
                                                                                 -----------
Total Investments (98.16%) ......................................                  8,464,580
OTHER ASSETS LESS LIABILITIES (1.84%)
-------------------------------------
 Cash, receivables and prepaid expense less liabilities .........                    158,666
                                                                                 -----------
Total Net Assets (100.00%) ......................................                $ 8,623,246
                                                                                 ===========

(1) Non-income producing security.

SEE ACCOMPANYING NOTES.

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
DECEMBER 31, 1997

                                                                       SHARES
                                                                         HELD           VALUE
                                                                       -------       ----------
COMMON STOCKS (24.14%)
----------------------
 ELECTRIC, GAS AND SANITARY SERVICES (8.87%)
 Citizens Utilities Co., Class B .............................         174,227       $1,676,935
 MidAmerican Energy ..........................................          50,000        1,100,000
 Montana Power Co. ...........................................          38,000        1,208,875
                                                                                     ----------
                                                                                      3,985,810
 HEALTH SERVICES (3.28%)
 Weyerhauser Co ..............................................          30,000        1,471,875
 HOLDING AND OTHER INVESTMENT OFFICES (2.97%)
 General Growth Properties, Inc. . ...........................          37,000        1,336,625
 INSTRUMENTS AND RELATED PRODUCTS (2.99%)
 Pall Corp. ..................................................          65,000        1,344,688
 INSURANCE CARRIERS (2.38%)
 EMC Insurance Group, Inc. ...................................          80,700        1,069,275
 PAPER AND ALLIED PRODUCTS (3.65%)
 Minnesota Mining & Manufacturing ............................          20,000        1,641,250
                                                                                     ----------
Total Common Stocks ..........................................                       10,849,523
PREFERRED STOCKS (23.39%)
-------------------------
 DEPOSITORY INSTITUTIONS (6.15%)
 CFB Capital I, 8.875% Cumulative Capital Securities .........          50,000        1,312,500
 Taylor Capital Group, Inc. ..................................          58,000        1,453,596
                                                                                     ----------
                                                                                      2,766,096
 HOLDING AND OTHER INVESTMENT OFFICES (1.36%)
 Security Capital Group, Inc .................................           1,133(1)         5,948
 Security Capital Industrial Trust, Convertible ..............          19,000          605,625
                                                                                     ----------
                                                                                        611,573
 MISCELLANEOUS MANUFACTURING INDUSTRIES (3.20%)
 Cyprus Amax Minerals Co., ...................................          30,000        1,440,000
 OIL AND GAS EXTRACTION (4.84%)
 Chieftain International, Inc., Convertible ..................          11,000          316,937
 EVI Inc. ....................................................          40,000        1,860,000
                                                                                     ----------
                                                                                      2,176,937
 PAPER AND ALLIED PRODUCTS (3.10%)
 James River Corp., Convertible ..............................          25,000        1,393,750


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                         SHARES
                                                                          HELD           VALUE
                                                                       ----------      ----------
 WATER TRANSPORTATION (3.35%)
 Sea-Containers, Ltd., Convertible ..............................          27,000      $1,505,250
 WHOLESALE TRADE-NONDURABLE GOODS (1.39%)
 Howell Corp. ...................................................          11,000         622,875
                                                                                       ----------
Total Preferred Stocks ..........................................                      10,516,481

                                                                        PRINCIPAL
                                                                         AMOUNT
                                                                       ----------
CORPORATE BONDS (20.07%)
------------------------
 DEPOSITORY INSTITUTIONS (0.26%)
 Midland America Capital Corp., 12.75%, due 11/15/03 ............      $  110,000         116,080
 ELECTRIC, GAS AND SANITARY SERVICES (0.22%)
 National Co-op Services Corp. (Arkansas Electric), 9.48%,
  due 1/01/12 ...................................................          90,000          96,322
 ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.99%)
 California Microwave, Inc., Convertible Sub. Deb., 5.25%,
  due 12/15/03 ..................................................       1,000,000         893,440
 GENERAL MERCHANDISE STORES (2.10%)
 DHC Trust -- Series 1996, 8.50%, due 12/01/22 ..................       1,350,000         945,000
 INSURANCE CARRIERS (0.31%)
 Torchmark Corp., 8.625%, due 3/01/17 ...........................         135,000         140,629
 METAL MINING (1.97%)
 Agnico-Eagle Mines, Ltd., Convertible Sub. Deb., 3.50%,
  due 1/27/04 ...................................................       1,500,000         885,000
 MISCELLANEOUS MANUFACTURING INDUSTRIES (1.54%)
 Halter Marine Group, Inc., 4.00%, due 9/15/04 ..................         625,000         691,300
 NONDEPOSITORY INSTITUTIONS (3.09%)
 Consumer Portfolio Services, Inc., 10.50%, due 4/15/04 .........       1,400,000       1,389,500
 OIL AND GAS EXTRACTION (3.86%)
 Offshore Logistics, 6.00%, due 12/15/03 ........................       1,500,000       1,736,250
 PETROLEUM AND COAL PRODUCTS (4.73%)
 Pride Petroleum Services, Inc., Convertible Sub. Deb.,
  6.25%, due 2/15/06 ............................................         540,000       1,142,656
 Trizec Hahn, Corp., 3.25%, due 12/10/18 ........................       1,400,000         983,528
                                                                                       ----------
                                                                                        2,126,184
                                                                                       ----------
Total Corporate Bonds ...........................................                       9,019,705


FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                     PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                     ----------       -----------
SHORT-TERM INVESTMENTS (32.94%)
-------------------------------
 COMMERCIAL PAPER (25.95%)
 American General Finance., due 1/07/98 ..........................   $1,725,000       $ 1,725,000
 Ford Motor Credit Corp., due 1/12/99 ............................    1,900,000         1,900,000
 General Electric Capital Corp., due 1/16/98 .....................    2,165,000         2,165,000
 IBM Credit Corp., due 1/14/98 . .................................    2,150,000         2,150,000
 John Deere Capital Corp., due 1/09/98 ...........................    1,000,000         1,000,000
 John Deere Capital Corp., due 1/29/98 ...........................    1,000,000         1,000,000
 Norwest Financial, Inc., due 1/23/98 . ..........................    1,725,000         1,725,000
                                                                                      -----------
                                                                                       11,665,000
 MONEY MARKET MUTUAL FUND (4.99%)
 Dreyfus Treasury Cash Management, Class A .......................    2,245,000         2,245,000
 UNITED STATES GOVERNMENT AGENCIES (2.00%)
 Federal Home Loan Mortgage Corp., due 1/23/98 ...................      900,000           896,873
                                                                                      -----------
Total Short-Term Investments .....................................                     14,806,873
                                                                                      -----------
Total Investments (100.54%) ......................................                     45,192,582
OTHER ASSETS LESS LIABILITIES (-0.54%)
--------------------------------------
 Cash, receivables and prepaid expense, less liabilities .........                       (243,821)
                                                                                      -----------
Total Net Assets (100.00%) .......................................                    $44,948,761
                                                                                      ===========

(1) Non-income producing security.

SEE ACCOMPANYING NOTES.

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                                                ANNUALIZED
                                                                 YIELD ON
                                                                 PURCHASE      PRINCIPAL
                                                                   DATE          AMOUNT        VALUE
                                                                ----------     ----------    ----------
SHORT-TERM INVESTMENTS (86.50%)
-------------------------------
 COMMERCIAL PAPER (24.60%)
   NONDEPOSITORY INSTITUTIONS
   American General Finance, 5.75%, due 2/13/98 ...............   5.751%        $200,000     $  200,000
   Ford Motor Credit Corp., 5.88%, due 1/23/98. ...............   5.883          300,000        300,000
   General Electric Capital Corp., 5.79%, due 1/29/98 .........   5.795          300,000        300,000
   IBM Credit Corp., 5.79%, due 1/26/98 .......................   5.789          200,000        200,000
   John Deere Capital Corp., 5.81%, due 1/16/98 ...............   5.814          250,000        250,000
   Norwest Financial, Inc., 5.79%, due 1/21/98 . ..............   5.791          245,000        245,000
                                                                                             ----------
 Total Commercial Paper .......................................                               1,495,000
 UNITED STATES GOVERNMENT AGENCIES (61.90%)
   Federal Farm Credit Bank, due 1/05/98. .....................   5.716          124,922        124,922
   Federal Home Loan Bank, due 1/07/98 ........................   5.698          199,813        199,813
   Federal Home Loan Bank, due 1/08/98 ........................   5.798           99,889         99,889
   Federal Home Loan Bank, due 1/09/98 ........................   5.756          169,786        169,786
   Federal Home Loan Bank, due 1/13/98 ........................   5.723          274,484        274,484
   Federal Home Loan Bank, due 2/06/98 ........................   5.748          149,154        149,154
   Federal Home Loan Mortgage Corp., due 1/16/98 ..............   5.782          174,585        174,585
   Federal Home Loan Mortgage Corp., due 2/02/98 ..............   5.745          216,908        216,908
   Federal Home Loan Mortgage Corp., due 2/10/98 ..............   5.747          149,061        149,061
   Federal Home Loan Mortgage Corp., due 2/12/98 ..............   5.754          149,013        149,013
   Federal Home Loan Mortgage Corp., due 2/20/98 ..............   5.768          744,121        744,121
   Federal National Mortgage Assoc., due 1/12/98 ..............   5.779          199,652        199,652
   Federal National Mortgage Assoc., due 2/05/98 ..............   5.745          696,165        696,164
   Federal National Mortgage Assoc., due 2/20/98 ..............   5.761          148,826        148,826
   Federal National Mortgage Assoc., due 2/24/98 ..............   5.765          148,732        148,732
   Federal National Mortgage Assoc., due 2/25/98 ..............   5.761          116,984        116,984
                                                                                             ----------
 Total United States Government Agencies ......................                               3,762,094
                                                                                             ----------
Total Short-Term Investments ..................................                               5,257,094
OTHER ASSETS LESS LIABILITIES (13.50%)
--------------------------------------
   Cash, receivables and prepaid expense, less liabilities                                      820,423
                                                                                             ----------
Total Net Assets (100.00%) ....................................                              $6,077,517
                                                                                             ==========

SEE ACCOMPANYING NOTES.

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
DECEMBER 31, 1997

                                                       SHARES
                                                        HELD             VALUE
                                                      ---------       -----------
COMMON STOCKS (89.24%)
----------------------
 CHEMICALS AND ALLIED PRODUCTS (16.28%)
 Bristol-Myers Squibb Co. ....................            8,904       $   842,541
 DuPont (EI) de Nemours & Co. ................           10,631           638,524
 Eastman Chemical Co. ........................            7,532           448,625
 Johnson & Johnson ...........................           10,375           683,453
 Merck & Co., Inc. ...........................            7,036           747,575
 Praxair, Inc. ...............................           12,558           565,110
 Procter & Gamble Co. ........................            9,551           762,289
 Union Carbide Corp. .........................           11,628           499,277
                                                                      -----------
                                                                        5,187,394
 COMMUNICATIONS (3.97%)
 American Telephone & Telegraph Co. ..........           10,312           631,610
 Bell Atlantic Corp. .........................            6,958           633,178
                                                                      -----------
                                                                        1,264,788
 DEPOSITORY INSTITUTIONS (1.84%)
 J. P. Morgan & Co., Inc. ....................            5,182           584,918
 EATING AND DRINKING PLACES (1.69%)
 McDonald's Corp. ............................           11,283           538,763
 ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.93%)
 General Electric Co. ........................           11,080           812,995
 Lucent Technologies, Inc. ...................            5,171           413,034
 Raytheon Co. ................................              531            26,185
                                                                      -----------
                                                                        1,252,214
 FOOD AND KINDRED PRODUCTS (6.18%)
 Coca-Cola Co. (The) .........................           11,415           760,524
 PepsiCo, Inc. ...............................           15,996           582,854
 Philip Morris Companies, Inc. ...............           13,841           627,170
                                                                      -----------
                                                                        1,970,548
 GENERAL MERCHANDISE STORES (4.92%)
 Sears, Roebuck & Co. ........................            9,628           435,667
 Wal-Mart Stores, Inc. .......................           17,061           672,843
 Woolworth (F.W.) Co., Ltd. ..................           22,590(1)        460,271
                                                                      -----------
                                                                        1,568,781

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD            VALUE
                                                               --------       -----------
 INDUSTRIAL MACHINERY AND EQUIPMENT (4.36%)
 Caterpillar, Inc. ...................................           13,287       $   645,250
 International Business Machines Corp. ...............            7,101           742,498
                                                                              -----------
                                                                                1,387,748
 INSTRUMENTS AND RELATED PRODUCTS (1.28%)
 Eastman Kodak Co. ...................................            6,684           406,471
 INSURANCE CARRIERS (4.86%)
 Allstate Corp. ......................................            8,303           754,535
 American International Group, Inc. ..................            7,305           794,419
                                                                              -----------
                                                                                1,548,954
 MOTION PICTURES (2.25%)
 Disney (Walt) Co. ...................................            7,249           718,104
 PAPER AND ALLIED PRODUCTS (3.07%)
 International Paper Co. .............................           10,865           468,553
 Minnesota Mining & Manufacturing Co. ................            6,207           509,362
                                                                              -----------
                                                                                  977,915
 PETROLEUM AND COAL PRODUCTS (10.69%)
 Amoco Corp. .........................................            5,862           499,003
 Chevron Corp. .......................................            7,418           571,187
 Exxon Corp. .........................................           10,043           614,506
 Mobil Corp. .........................................            7,875           568,477
 Texaco, Inc. ........................................            9,936           540,270
 USX Corp. -- Marathon Group. ........................           18,129           611,854
                                                                              -----------
                                                                                3,405,297
 PRIMARY METAL INDUSTRIES (2.78%)
 Aluminum Company of America . .......................            7,635           537,313
 Bethlehem Steel Corp. ...............................           40,499(1)        349,304
                                                                              -----------
                                                                                  886,617
 RUBBER AND MISCELLANEOUS PLASTICS
  PRODUCTS (2.27%)
 Goodyear Tire & Rubber Co. ..........................           11,365           723,098
 SECURITY AND COMMODITY BROKERS (7.43%)
 American Express Co. ................................            9,206           821,636
 Lehman Brothers Holding, Inc. .......................           14,424           735,624
 Morgan Stanley, Dean Witter, Discover & Co. .........           13,722           811,313
                                                                              -----------
                                                                                2,368,573

FBL VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                          SHARES
                                                                           HELD             VALUE
                                                                        ----------       -----------
 TRANSPORTATION EQUIPMENT (9.30%)
 Allied-Signal, Inc. .............................................          16,726       $   651,269
 Boeing Co. (The) ................................................          11,076           542,032
 Ford Motor Co. ..................................................          13,760           669,940
 General Motors Corp. ............................................           8,333           505,188
 United Technologies Corp. .......................................           8,186           596,043
                                                                                         -----------
                                                                                           2,964,472
 WHOLESALE TRADE -- DURABLE GOODS (2.14%)
 CBS Corp. .......................................................          23,207           683,156
                                                                                         -----------
Total Common Stocks ..............................................                        28,437,811

                                                                         PRINCIPAL
                                                                          AMOUNT
                                                                        ----------
SHORT-TERM INVESTMENTS (10.90%)
-------------------------------
 MONEY MARKET MUTUAL FUND (1.57%)
 Dreyfus Treasury Cash Management, Class A .......................      $  500,000           500,000
 UNITED STATES GOVERNMENT AGENCIES (9.33%)
 Federal Home Loan Bank, due 1/09/98 .............................       2,200,000         2,197,209
 Federal National Mortgage Assoc., due 1/05/98 ...................         600,000           599,623
 Federal National Mortgage Assoc., due 1/09/98 ...................         175,000           174,774
                                                                                         -----------
                                                                                           2,971,606
                                                                                         -----------
Total Short-Term Investments .....................................                         3,471,606
                                                                                         -----------
Total Investments (100.14%) ......................................                        31,909,417
OTHER ASSETS LESS LIABILITIES (-0.14%)
--------------------------------------
 Cash, receivables and prepaid expense, less liabilities .........                           (44,492)
                                                                                         -----------
Total Net Assets (100.00%) .......................................                       $31,864,925
                                                                                         ===========

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

FBL VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997


1.   SIGNIFICANT ACCOUNTING POLICIES

     FBL Variable Insurance Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company and operates in the mutual fund industry. On January 11, 1998, the Board of Trustees approved a change to rename the Fund to EquiTrust Variable Insurance Series Fund, effective May 1, 1998. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies' separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company (see NOTE 3).

     All portfolios, other than the Money Market Portfolio, value their common stocks, preferred stocks, corporate bonds, United States Treasury obligations and mortgage-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Short-term investments (including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio.

     The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

     The value of the underlying securities serving to collateralize repurchase agreements is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the applicable portfolio with additional securities, so that the aggregate value of the underlying securities was at least equal to the repurchase price. If a seller of a repurchase agreement were to default, the affected portfolio might experience losses in enforcing its rights. To minimize this risk, the investment adviser (under the supervision of the Board of Trustees) will monitor the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a portfolio may enter into the repurchase agreement.

     The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

     Dividends and distributions to shareholders are recorded on the record date.

FBL VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   FEDERAL INCOME TAXES

     No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

     At December 31, 1997, the High Grade Bond Portfolio had a net capital loss carryforward of approximately $7,000, which will expire from 2002 through 2003.

3.   MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

     The Fund has entered into agreements with FBL Investment Advisory Services, Inc. ("FBL Investment") relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to FBL Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio's daily net assets as follows: Value Growth Portfolio -- 0.45% (0.50% prior to May 1, 1997); High Grade Bond Portfolio -- 0.30%; High Yield Bond Portfolio -- 0.45% (0.50% prior to May 1, 1997); Managed Portfolio -- 0.45% (0.55% prior to May 1, 1997); Money Market Portfolio -- 0.25% (0.30% prior to May 1, 1997); and Blue Chip Portfolio -- 0.20%, and (2) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

     The Fund has entered into an agreement with FBL Investment whereby FBL Investment also serves as the principal underwriter and distributor of the Fund's shares and as the Fund's shareholder service, transfer and dividend disbursing agent. There are no additional fees associated with these services.

     FBL Investment has agreed to reimburse the portfolios annually for total expenses, excluding brokerage, interest, taxes and extraordinary expenses in excess of 1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the portfolio for such period. During the current period, FBL Investment further agreed to reimburse any portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.55% for the period January 1, 1997, through April 30, 1997, and 0.65% for the period May 1, 1997, through December 31, 1997.

     Certain officers and trustees of the Fund are also officers of FBL Investment and its indirect parent, Farm Bureau Life Insurance Company. At December 31, 1997, all of the shares of each portfolio are owned by Farm Bureau Life Insurance Company, Farm Bureau Life Variable Account and Farm Bureau Life Annuity Account.

FBL VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   CAPITAL SHARE TRANSACTIONS

     The Fund has an unlimited number of shares of beneficial interest authorized with no par value. Net assets as of December 31, 1997, consisted of:

                                                                               PORTFOLIO
                                          -----------------------------------------------------------------------------------
                                              VALUE       HIGH GRADE    HIGH YIELD                    MONEY           BLUE
                                             GROWTH          BOND          BOND        MANAGED        MARKET          CHIP
                                          -----------     ----------    ----------   -----------    ----------    -----------
Paid-in capital ........................  $43,002,567     $5,164,265    $8,300,840   $43,421,313    $6,077,517    $23,692,567
Accumulated undistributed net
 investment income .....................        8,310                                     18,951                        2,145
Accumulated undistributed net
 realized gain (loss) from
 investment transactions ...............     (456,979)        (6,894)       12,470        11,610                        3,438
Net unrealized appreciation
 (depreciation) of investments .........      912,023        217,009       309,936     1,496,887                    8,166,775
                                          -----------     ----------    ----------   -----------    ----------    -----------
Net Assets .............................  $43,465,921     $5,374,380    $8,623,246   $44,948,761    $6,077,517    $31,864,925
                                          ===========     ==========    ==========   ===========    ==========    ===========

     Transactions in shares of beneficial interest for each portfolio were as follows:

                                                             SHARES ISSUED IN
                                                             REINVESTMENT OF
                                                              DIVIDENDS AND
                                      SHARES SOLD              DISTRIBUTIONS          SHARES REDEEMED             NET INCREASE
                               ------------------------    --------------------   -----------------------   -----------------------
PORTFOLIO                        SHARES       AMOUNT       SHARES      AMOUNT        SHARES      AMOUNT       SHARES       AMOUNT
---------                      ---------    -----------    -------   ----------   ----------   ----------   ---------   -----------
Year ended December 31,1997:
Value Growth ............      1,168,439    $15,889,865    341,131   $4,308,483      124,474   $1,674,996   1,385,096   $18,523,352
High Grade Bond .........        184,783      1,833,550     29,647      293,404       42,480      419,164     171,950     1,707,790
High Yield Bond .........        332,510      3,281,504     53,490      588,602      139,590    1,396,686     246,410     2,473,420
Managed .................      1,303,761     17,145,342    307,712    3,858,714      129,178    1,716,273   1,482,295    19,287,783
Money Market ............     22,643,257     22,643,257    110,337      110,337   20,495,338   20,495,338   2,258,256     2,258,256
Blue Chip ...............        501,000     14,545,654     14,235      441,134       74,838    2,246,105     440,397    12,740,683

Year ended December 31, 1996:
Value Growth ............        630,601    $ 8,257,518    193,097   $2,535,371       76,748   $  987,931     746,950   $ 9,804,958
High Grade Bond .........        118,456      1,161,045     22,255      218,638      102,472    1,003,467      38,239       376,216
High Yield Bond .........        175,655      1,721,491     49,648      488,516      123,493    1,212,185     101,810       997,822
Managed .................        707,222      8,908,422    206,306    2,556,129       51,812      645,478     861,716    10,819,073
Money Market ............     10,259,993     10,259,993     56,274       56,274    9,655,579    9,655,579     660,688       660,688
Blue Chip ...............        275,107      6,334,955     10,689      267,652       20,476      484,830     265,320     6,117,777


FBL VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.   INVESTMENT TRANSACTIONS

     For the year ended December 31, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

     PORTFOLIO                                     PURCHASES          SALES
     ---------                                    -----------      -----------

     Value Growth ............................    $36,148,828      $29,549,851
     High Grade Bond .........................      1,950,359        1,033,269
     High Yield Bond .........................      3,949,806        2,221,129
     Managed .................................     28,673,764       11,832,427
     Blue Chip ...............................     11,265,312          574,537

     At December 31, 1997, net unrealized appreciation of investments by portfolio was composed of the following:

                                          GROSS UNREALIZED       NET UNREALIZED
                                   ---------------------------    APPRECIATION
     PORTFOLIO                     APPRECIATION   DEPRECIATION   OF INVESTMENTS
     ---------                     ------------   ------------   --------------

     Value Growth ...............   $2,393,570    $(1,481,547)     $  912,023
     High Grade Bond ............      227,216        (10,207)        217,009
     High Yield Bond ............      408,531        (98,595)        309,936
     Managed ....................    2,679,473     (1,182,586)      1,496,887
     Blue Chip ..................    8,302,847       (136,072)      8,166,775

6.   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:


                                                          PORTFOLIO
                                             ----------------------------------
                                               HIGH         HIGH
                                               GRADE        YIELD       MONEY
        PAYABLE DATE                            BOND         BOND       MARKET
        ------------                         --------     --------     --------

        January 31, 1997 .................   $  .0579     $  .0708     $  .0041
        February 28, 1997 ................      .0567        .0672        .0037
        March 31, 1997. ..................      .0573        .0675        .0041
        April 30, 1997 ...................      .0585        .0702        .0040
        May 30, 1997 .....................      .0548        .0610        .0040
        June 30, 1997 ....................      .0597        .0692        .0040
        July 31, 1997 ....................      .0546        .0603        .0042
        August 29, 1997. .................      .0572        .0637        .0039
        September 30, 1997 ...............      .0573        .0638        .0040
        October 31, 1997 .................      .0533        .0626        .0041
        November 26, 1997 ................      .0498        .0516        .0038
        December 31, 1997 ................      .0711        .0783        .0053
                                             --------     --------     --------
        Total dividends per share ........   $  .6882     $  .7862     $  .0492
                                             ========     ========     ========

FBL VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)

     In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended December 31, 1997, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                  DIVIDEND        PERCENT
                                                                   AMOUNT     QUALIFYING FOR
                          DECLARATION     RECORD     PAYABLE        PER        DEDUCTION BY
PORTFOLIO                    DATE          DATE        DATE        SHARE       CORPORATIONS
---------                 -----------    --------    --------    ---------    --------------
Value Growth ...........   12/30/97      12/30/97    12/30/97    $  0.2775          36%
Managed ................   12/30/97      12/30/97    12/30/97       0.5250          42
Blue Chip ..............   12/30/97      12/30/97    12/30/97       0.4200          77


CAPITAL GAINS DISTRIBUTIONS:

                                                                                  DIVIDEND
                                        DECLARATION     RECORD       PAYABLE       AMOUNT
PORTFOLIO                                   DATE         DATE         DATE       PER SHARE
---------                               -----------    --------     --------     ---------
Value Growth .......................     12/30/97      12/30/97     12/30/97     $  1.0975
High Yield Bond ....................     12/30/97      12/30/97     12/30/97        0.0620
Managed ............................     12/30/97      12/30/97     12/30/97        0.6475
Blue Chip ..........................     12/30/97      12/30/97     12/30/97        0.0140


     The capital gains distributions related to the Value Growth, High Yield Bond and Managed Portfolios include net short-term realized gains of $1,018,369 ($0.3250 per share), $19,292 ($0.0230 per share) and $649,975 ($0.1975 per share), respectively, that are taxable to shareholders as ordinary income dividends.

FBL VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS
YEARS ENDED DECEMBER 31, 1997, 1996, 1995, 1994 AND 1993

                                                                                     VALUE GROWTH
                                                                                       PORTFOLIO
                                                            ----------------------------------------------------------------
                                                              1997           1996           1995        1994          1993
                                                            --------       --------       --------    --------      --------
Net asset value, beginning of year ......................   $  13.13       $  12.31       $  10.39    $  11.52      $  10.05
 Income From Investment Operations
  Net investment income .................................       0.28           0.35           0.55        0.48          0.63
  Net gains or losses on securities
   (both realized and unrealized) .......................       0.55           1.82           2.13       (0.99)         2.10
                                                            --------       --------       --------    --------      --------
 Total from investment operations .......................       0.83           2.17           2.68       (0.51)         2.73
                                                            --------       --------       --------    --------      --------
 Less Distributions
  Dividends (from net investment income) ................      (0.28)         (0.30)         (0.50)      (0.36)        (0.57)
  Distributions (from capital gains) ....................      (0.95)         (1.05)         (0.26)      (0.11)        (0.69)
  Distributions in excess of net realized gains .........      (0.15)                                    (0.15)
                                                            --------       --------       --------    --------      --------
 Total distributions ....................................      (1.38)         (1.35)         (0.76)     ( 0.62)        (1.26)
                                                            --------       --------       --------    --------      --------
Net asset value, end of year ............................   $  12.58       $  13.13       $  12.31    $  10.39      $  11.52
                                                            ========       ========       ========    ========      ========
Total Return:
 Total investment return based on
  net asset value (1) ...................................       6.30%         17.65%         25.87%      -4.43%        27.20%

Ratios/Supplemental Data:
 Net assets, end of year (000's omitted) ................   $ 43,466       $ 27,188       $ 16,295    $ 10,603      $  4,730
 Ratio of net expenses to average net assets ............       0.55%          0.55%          0.55%       0.55%         0.55%
 Ratio of net income to average net assets ..............       2.43%          2.68%          4.78%       4.35%         5.41%
 Portfolio turnover rate ................................        118%            72%            98%         78%           81%
 Average commission rate per share (2) ..................   $ 0.0512       $ 0.0536

Information assuming no voluntary reimbursement
  or waiver by FBL Investment of excess operating
  expenses (see NOTE 3):
 Per share net investment income ........................   $   0.27       $   0.33       $   0.53    $   0.46      $   0.59
 Ratio of expenses to average net assets ................       0.58%          0.69%          0.72%       0.77%         0.89%
 Amount reimbursed ......................................   $ 14,093       $ 29,686       $ 22,306    $ 16,706      $ 13,353


----------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2) Average commission rate per share disclosure is not required for fiscal years prior to December 31, 1996.

SEE ACCOMPANYING NOTES.

                          HIGH                                                         HIGH
                       GRADE BOND                                                   YIELD BOND
                       PORTFOLIO                                                    PORTFOLIO
-------------------------------------------------------      --------------------------------------------------------
  1997        1996         1995        1994       1993         1997        1996        1995        1994        1993
-------     -------      -------     --------   -------      -------     -------      -------     -------     -------
$  9.83     $  9.98      $  9.44     $ 10.23    $ 10.14      $  9.91     $  9.69      $  9.32     $ 10.44     $  9.92

   0.69        0.72         0.77        0.76       0.77         0.79        0.84         0.87        0.91        0.95

   0.28       (0.15)        0.54       (0.79)      0.09         0.36        0.33         0.49       (1.01)       0.58
-------     -------      -------     --------   -------      -------     -------      -------     -------     -------
   0.97        0.57         1.31       (0.03)      0.86         1.15        1.17         1.36       (0.10)       1.53
-------     -------      -------     --------   -------      -------     -------      -------     -------     -------

  (0.69)      (0.72)       (0.77)      (0.76)     (0.77)       (0.79)      (0.84)       (0.87)      (0.91)      (0.95)
                                                               (0.06)      (0.11)       (0.12)      (0.11)      (0.06)

-------     -------      -------     --------   -------      -------     -------      -------     -------     -------
  (0.69)      (0.72)       (0.77)      (0.76)     (0.77)       (0.85)      (0.95)       (0.99)      (1.02)      (1.01)
-------     -------      -------     --------   -------      -------     -------      -------     -------     -------
$ 10.11     $  9.83      $  9.98     $  9.44    $ 10.23      $ 10.21     $  9.91      $  9.69     $  9.32     $ 10.44
=======     =======      =======     ========   =======      =======     =======      =======     =======     =======


  10.24%       5.94%       14.26%      -0.26%      8.74%       12.07%      12.65%       15.15%      -1.01%      15.05%


$ 5,374     $ 3,535      $ 3,208     $ 2,452    $ 2,349      $ 8,623     $ 5,929      $ 4,810    $  4,172     $ 4,536
   0.52%       0.55%        0.55%       0.55%      0.55%        0.57%       0.55%        0.55%       0.55%       0.55%
   6.94%       7.22%        7.81%       7.76%      7.58%        7.74%       8.47%        8.96%       9.17%       9.25%
     31%         32%          14%         15%        38%          35%         30%          32%         10%         58%




$  0.68     $  0.70      $  0.74     $  0.73    $  0.76      $  0.78      $ 0.81       $ 0.84     $  0.88     $  0.92
   0.57%       0.80%        0.84%       0.80%      0.72%        0.65%       0.87%        0.88%       0.84%       0.85%
$ 2,294     $ 8,233      $ 8,255     $ 6,207    $ 5,343      $ 5,819     $17,094      $15,105    $ 12,667     $12,872


FBL VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       MANAGED
                                                                                      PORTFOLIO
                                                            ---------------------------------------------------------------
                                                              1997          1996          1995         1994         1993
                                                            --------      --------      --------     --------      --------
Net asset value, beginning of year ......................   $  12.40      $  11.71      $   9.93     $  11.33      $  10.06
 Income From Investment Operations
  Net investment income .................................       0.53          0.60          0.65         0.66          0.72
  Net gains or losses on securities
  (both realized and unrealized) ........................       0.79          1.44          1.90        (1.22)         1.57
                                                            --------      --------      --------     --------      --------
 Total from investment operations .......................       1.32          2.04          2.55        (0.56)         2.29
                                                            --------      --------      --------     --------      --------
 Less Distributions
  Dividends (from net investment income) ................      (0.52)        (0.50)        (0.59)       (0.54)        (0.63)
  Distributions (from capital gains) ....................      (0.65)        (0.85)        (0.18)       (0.23)        (0.39)
  Distributions in excess of net realized gains .........                                               (0.07)
                                                            --------      --------      --------     --------      --------
 Total distributions ....................................      (1.17)        (1.35)        (0.77)       (0.84)        (1.02)
                                                            --------      --------      --------     --------      --------
Net asset value, end of year ............................   $  12.55      $  12.40      $  11.71     $   9.93      $  11.33
                                                            ========      ========      ========     ========      ========
Total Return:
 Total investment return based on
  net asset value (1) ...................................      10.67%        17.39%        25.69%       -4.96%        22.71%

Ratios/Supplemental Data:
 Net assets, end of year (000's omitted) ................   $ 44,949      $ 26,022      $ 14,487     $  9,758      $  4,951
 Ratio of net expenses to average net assets ............       0.54%         0.55%         0.55%        0.55%         0.55%
 Ratio of net income to average net assets ..............       4.94%         4.73%         5.80%        6.23%         6.23%
 Portfolio turnover rate ................................         52%           82%           48%          59%           59%
 Average commission rate per share (2) ..................   $ 0.0557      $ 0.0534
Information assuming no voluntary reimbursement
  or waiver by FBL Investment of excess operating
  expenses (see NOTE 3):
 Per share net investment income ........................   $   0.52      $   0.57      $   0.62     $   0.63      $   0.67
 Ratio of expenses to average net assets ................       0.60%         0.75%         0.77%        0.80%         0.91%
 Amount reimbursed ......................................   $ 17,771      $ 38,874      $ 26,008     $ 19,147      $ 15,076


                        MONEY MARKET                                                       BLUE CHIP
                         PORTFOLIO                                                         PORTFOLIO
---------------------------------------------------------      -----------------------------------------------------------
  1997        1996        1995       1994         1993         1997         1996         1995        1994        1993
-------     -------     -------     -------      -------      -------     --------     --------    --------    --------
$  1.00     $  1.00      $ 1.00     $  1.00      $  1.00      $ 24.68     $  20.70    $  15.82     $  15.67    $  13.96

   0.05        0.05        0.05        0.04         0.03         0.42         0.45        0.39         0.34        0.29

                                                                 6.34         3.99        4.80         0.07        1.72
-------     -------     -------     -------      -------      -------     --------     --------    --------    --------
   0.05        0.05        0.05        0.04         0.03         6.76         4.44        5.19         0.41        2.01
-------     -------     -------     -------      -------      -------     --------     --------    --------    --------

  (0.05)      (0.05)      (0.05)      (0.04)       (0.03)      ( 0.42)       (0.34)      (0.31)      ( 0.26)     ( 0.30)
                                                                (0.01)       (0.12)

-------     -------     -------     -------      -------      -------     --------     --------    --------    --------
  (0.05)      (0.05)      (0.05)      (0.04)       (0.03)       (0.43)       (0.46)      (0.31)      ( 0.26)     ( 0.30)
-------     -------     -------     -------      -------      -------     --------     --------    --------    --------
$  1.00     $  1.00     $  1.00     $  1.00      $  1.00      $ 31.01     $  24.68    $  20.70     $  15.82     $ 15.67
=======     =======     =======     =======      =======      =======     ========    ========     ========     =======


   5.07%       4.90%       5.47%       3.68%        2.68%       27.41%       21.43%      32.81%        2.65%      14.36%


$ 6,078     $ 3,819     $ 3,159     $ 2,658      $ 2,300     $ 31,865     $  4,493    $  6,665     $  3,262     $ 1,654
   0.48%       0.55%       0.55%       0.55%        0.55%        0.33%        0.48%       0.55%        0.55%       0.55%
   4.65%       4.58%       5.27%       3.63%        2.65%        1.83%        1.92%       2.07%        2.19%       1.92%
      0%          0%          0%          0%           0%           3%           2%          1%           0%          0%
                                                             $ 0.0353     $ 0.0825



$  0.05     $  0.04     $  0.05     $  0.04      $  0.02                              $   0.38     $   0.30     $  0.24
   0.55%       0.82%       0.90%       0.82%        0.79%                                 0.59%        0.81%       0.89%
$ 2,912     $ 9,569     $ 9,816     $ 7,157      $ 5,838                              $  1,952     $  6,360     $ 5,495


REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
FBL Variable Insurance Series Fund

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FBL Variable Insurance Series Fund (comprising, respectively, the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the FBL Variable Insurance Series Fund at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP



Des Moines, Iowa
January 27, 1998